PROSPERITY BANCSHARES, INC.®

TEXAS UNITED BANCSHARES

Acquisition of July 19, 2006 Exhibit 99.2

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
The statements contained in this presentation which are not
historical facts contain forward-looking information with respect to plans, projections, or future performance of Prosperity Bancshares, Inc. and its subsidiaries. Forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, may have been made in this document. Prosperity’s results may differ materially from those in the forward-looking statements for a variety of reasons, including actions of competitors; changes in laws and regulations; customer and consumer response to marketing; effectiveness of spending, investment or programs;
and economic conditions. These factors, and others, are more fully described in Prosperity Bancshares, Inc.’s filings with the Securities and
Exchange Commission.
Copies of Prosperity Bancshares, Inc.’s SEC filings are available over the Internet at no charge from www.sec.gov.

Strengthens the Franchise
Strengthens the Franchise
•
Creates a company with more than $6.0 billion in assets, the third largest independent Texas-based bank
•
Increases market capitalization to approximately $1.5 billion
•
Accretive to GAAP and cash EPS within 12 months after operational integration with 20% cost savings
•
Relatively neutral to tangible book value
•
Solidifies Prosperity’s footprint in Dallas and Austin
•
Provides market entry to Fort Worth and the Bryan/College Station markets

Strengthens the Franchise
Strengthens the Franchise
•
Gives Prosperity the #11 deposit market share in Texas
•
Combined franchise will have 131 banking centers in Texas
– #3 position of “brick and mortar” branches among independent Texas banks
•
Pricing of the transaction is consistent with other bank deals in metropolitan markets in Texas
•
Low execution risk

Acquisition Summary
Acquisition Summary
Acquirer: Prosperity Bancshares, Inc. (PRSP)
Acquiree: Texas United Bancshares, Inc. (TXUI)
Price Per Share: $32.84 per share
(1)
Aggregate Value: $357.1 million
(1)
Consideration: 100% stock
Exchange Ratio: 1.0000
Termination Fee: $15.0 million
Collar: In the event that PRSP’s stock price is below $28.50, PRSP will have the opportunity (but not the obligation) to adjust the total merger consideration paid to TXUI shareholders (made whole). Otherwise,
TXUI will be allowed to walk-away (terminate the Definitive
Agreement without any further obligations).
In the event that PRSP’s stock price is greater than $34.84, the exchange ratio shall be adjusted so that the consideration to TXUI remains as if PRSP’s stock price is $34.84
Management Retention: L. Don Stricklin, TXUI President and CEO, to join PRSP Board of
Directors and Bank Board of Directors
Key senior employees have signed employment agreements
Due Diligence: Completed
(1) Assuming PRSP stock price of $32.84, the average closing price of
PRSP for the 20 trading days ending 07/18/06

Transaction Highlights
Transaction Highlights
Anticipated Closing: First quarter of 2007
Operational Integration: First half of 2007
Pre-tax Cost Savings: 20.0%
Acquisition Price to:
(1),(2)
Book Value ($15.18 share): 2.16 x
Tangible Book Value ($7.11 share): 4.62 x
LTM EPS ($1.38): 23.8 x
2006 First Call EPS ($1.49): 22.0 x
2007 First Call EPS ($1.68): 19.5 x
Deposit Premium: 24.0%
Assets: 21.9%
(1) Assuming PRSP closing price of $32.84, the average
stock price of PRSP for the 20 trading days ending
07/18/06
(2) As per TXUI financial data for the quarter ended 3/31/2006; no adjustments made to reflect the recently completed acquisition of Northwest Bancshares, Inc.

Comparable Transactions
Comparable Transactions
Texas metropolitan bank transactions with announced deal values over $50 million since January 1, 2004
Source: SNL Financial and Company Press Releases
General Information Transaction Values & Multiples Target Financial Data at Ann.
Price/ Price/ Price/ Core 1 Day 1 Month
Deal LTM Est. Price/ Tang. Deposit Mkt. Mkt. Tg. Eq./
Annc. Value EPS EPS Book Book Prem. Prem. Prem. Assets Assets ROA ROE
Buyer Name Seller Name City Date Consid. ($M) (x) (x) (%) (%) (%) (%) (%) ($M) (%) (%) (%)
Prosperity Bancshares, Inc. Texas United Bancshares, Inc. La Grange 07/19/06 Stock 357 23.8 22.0 216 462 27.6 7.0 23.0 1,630.4 4.4 0.97 10.6
Cullen/Frost Bankers, Inc. Summit Bancshares, Inc. Fort Worth 07/02/06 Mixed 364 28.6 26.0 429 497 38.0 33.5 44.7 1,121.3 6.4 0.87 11.8
Banco Bilbao Vizcaya Argentaria, S.A. State National Bancshares, Inc. Fort Worth 06/12/06 Cash 481 24.4 22.7 214 464 31.0 23.8 41.3 1,692.7 6.3 1.11 8.5
Banco Bilbao Vizcaya Argentaria, S.A. Texas Regional Bancshares, Inc. McAllen 06/12/06 Cash 2,165 24.3 22.5 324 485 43.3 13.7 38.9 6,634.0 6.9 1.40 14.7
Trustmark Corporation Republic Bancshares of Texas, Inc. Houston 04/13/06 Mixed 210 29.3 na 484 484 35.9 na na 654.0 6.6 1.23 17.8
Prosperity Bancshares, Inc. SNB Bancshares, Inc. Sugar Land 11/16/05 Mixed 243 29.8* 24.7 262 262 28.7 75.0 64.5 1,120.7 7.9 0.78 9.8
Compass Bancshares, Inc. TexasBanc Holding Company Weatherford 09/19/05 Mixed 459 25.7 18.4 389 397 31.2 na na 1,526.1 7.6 1.33 17.8
Zions Bancorporation Amegy Bancorporation, Inc. Houston 07/06/05 Mixed 1,691 23.6 21.6 284 407 30.4 1.5 36.6 7,559.5 5.5 0.90 11.5
State National Bancshares, Inc. Heritage Financial Corporation Granbury 05/17/05 Cash 54 20.8 23.8 284 284 19.0 na na 238.6 7.9 1.12 13.6
Cullen/Frost Bankers, Inc. Horizon Capital Bank Houston 04/19/05 Mixed 107 na na 315 315 29.2 na na 380.0 9.0 0.88 10.3
Wells Fargo & Company First Community Capital Corporation Houston 09/02/04 Stock 124 nm na 334 538 29.1 na na 536.0 4.9 0.47 6.1
Southwest Bancorp. of Texas Klein Bancshares, Incorporated Houston 05/20/04 Mixed 165 22.6 16.5 382 382 25.5 na na 571.0 7.6 1.34 16.3
State National Bancshares, Inc. Mercantile Bank Texas Fort Worth 04/26/04 Cash 51 25.7 na 323 323 21.1 na na 200.0 7.9 1.09 13.4
Average 25.5 22.0 335 403 30.2 29.5 45.2 7.0 1.04 12.6
Median 25.0 22.6 324 402 29.8 23.8 41.3 7.2 1.10 12.6
* Excludes a $4.1 million after-tax loss in Q1 2005 related to balance sheet restructuring
Note: TXUI financial data for the quarter ended 3/31/2006; no adjustments made to reflect the recently completed acquisition of Northwest Bancshares, Inc.

McAlester
Lawton
Duncan
Ada
Ardmore
Red
Durant
Hugo
Wichita Falls
Denison
Sherman
Paris
Clarksville
Idabel
Mena
Hot Springs
Little Rock
Pine Blu
Nashville
Hope
ARKANSAS
Camden
Texarkana
El Dorado
Magnolia
UNITED STATES
Plano
Greenville
Mount Pleasant
Fort Worth
Dallas
Longview
Tyler
Shreveport
Ruston
Monroe
Sweetwater
Big Spring
Midland
Odessa
Abilene
Stephenville
Athens
Corsicana
Colorado
Brownwood
San Angelo
TEXAS
Waco
Nacogdoches
Lufkin
Crockett
Winnfield
Natchitoches
Many
Alexandria
Killeen
Temple
Brady
Jasper
Huntsville
De Ridder
LOUIS
College Station
Austin
Brenham
Lake Charles
Beaumont
Lafayette
Houston
Port Arthur
Lagrange
Gonzales
San Antonio
Rio Grande
Boquillas del Carmen
Acuña
Piedras Negras
Victoria
Bay City
Beeville
Allende
COAHUILA DE ZARAGOZA
Múzquiz
Sabinas
MEXICO
Ocampo
Ciudad Anáhuac
Laredo
Corpus Christi
Gulf of Mexico
20
35
35E
45
49
10
37
83
40

Pro Forma Banking Center
Network
Pro Forma Banking Center
Network
# of
Branches
Prosperity Bancshares Inc. 88
Texas United Bancshares, Inc.
State Bank 25
GNB Financial NA 7
Gateway National Bank 6
Northwest Bank 5
Total Texas United Branches 43

OKLAHOMA
TEXAS
Falls
Jolly
Henrietta
Terral
Leon
Thackerville
Nocona
CLAY
COOKE
MONTAGUE
Montague
St. Jo
Bowie
Bellevue
Joy
Lindsay
Gainesville
Callisburg
Sadler
Sherman
Savoy
Denison
Colbert
GRAYSON
FANNIN
Bonham
Ector
Honey Grove
Paris
LAMAR
Sumner
Powderly
Detroit
Roxton
Deport
Howland
Bogata
Collinsville
Tioga
Howe
Van Alstyne
Trenton
Leonard
Ladonia
Pecan Gap
Cooper
Sulphur Bluff
Forestburg
Alvord
West Fork Trinity
Chico
Sanger
Pilot Point
Krum
Anna
Celina
Celeste
Wolfe City
DELTA
Tira
Commerce
JACK
Jacksboro
Bryson
Bridgeport
Runaway Bay
WISE
Decatur
Denton
Corinth
McKinney
COLLIN
Princeton
Argyle
DENTON
Flower Mound
Plano
Allen
Caddo Mills
Wylie
Cumby
Greenville
Sulphur Springs
HOPKINS
FRANKLIN
Mount Vernon
Perrin
Boyd
Briar
Double Oak
Carrollton
Richardson
HUNT
Como
Pickton
Winnsboro
Graford
Poolville
Reno
Keller
Colleyville
Rowlett
Quinlan
Point
Emory
Yantis
Mineral Wells
Eagle Mountain
North Richland Hills
Irving
Garland
ROCKWALL
West Tawakoni
RAINS
Alba
Quitman
Palo Pinto
PARKER
Hudson Oaks
Haltom City
Sunnyvale
Forney
Terrell
Wills Point
Grand Saline
WOOD
PALO PINTO
Weatherford
Fort Worth
Pantego
Arlington
Dallas
Hutchins
Edgewood
Mineola
Santo
Gordon
Benbrook
TARRANT
Cedar Hill
Combine
Crandall
VAN ZANDT
Hawkins
Mingus
Lipan
Burleson
Mansfield
Red Oak
KAUFMAN
Canton
Lindale
HOOD
Granbury
Joshua
Alvarado
Midlothian
Palmer
Kemp
Ben Wheeler
Van
Morgan Mill
Cleburne
Keene
Waxahachie
Ennis
Gun Barrel City
Mabank
Edom
SMITH
Tyler
Stephenville
JOHNSON
Rio Vista
Glen Rose
Payne Springs
Eustace
Murchison
ERATH
SOMERVELL
Italy
Rice
NAVARRO
Malakoff
HENDE
Walnut Springs
Blum
Itasca
Milford
Trinidad
Dublin
Morgan
HILL
Blooming Grove
Corsicana
Angus
Iredell
BOSQUE
Hillsboro
Cayuga
35
377
82
271
287
81
51
121
30
67
180
12
20
69
45
281
77

Pro Forma Dallas/Fort Worth
Banking Center Network
Pro Forma Dallas/Fort Worth
Banking Center Network
Prosperity Bancshares Inc.
Texas United Bancshares, Inc.
GNB Financial NA
Gateway National Bank
Northwest Bank

The Dallas/Fort Worth Market
The Dallas/Fort Worth Market
• Fort Worth is Texas’ third largest deposit market
• A metropolitan region of 5.9 million that is projected to grow 13.9% from 2005 to 2010
– Tarrant County will lead the region’s population growth, adding up to 800,000 people by 2030
• New residents and businesses are attracted by favorable cost of living, quality of life and major development projects
• DFW airport is the busiest airport in the world and the nation’s largest inland port
• Service related businesses and the health care and energy industries are significant growth sectors
• The DFW Metroplex has the second largest high-tech sector in the nation
Source: SNL Financial and North Central Texas Council of Governments

The Greater Houston Market
The Greater Houston Market
• A metropolitan region of 5.4 million that is projected to grow 15.0% from 2005 to
2010
• Houston is the 4th largest city in the US
• Harris County is Texas’ largest deposit market with $85.8 billion in total deposits
• Home to 24 FORTUNE 500 companies
• Port of Houston contributes $7.7 Billion to the local economy and provides
200,000 direct and related jobs
• Home of NASA’s Johnson Space Center
• Largest medical center in the world; 65,300 employees and an $13.5 billion impact on the Houston economy
• Energy Capital of the World
• Sugar Land (Southwestern region of the Houston MSA) ranked #3 on Money’s
Best Places to Live
Source: SNL Financial and Greater Houston Partnership

Other Significant Markets
Other Significant Markets
The Bryan / College Station Market
• Current population of more than 200,000
that is projected to grow 9.6% from 2005
to 2010
• Home to the fourth largest University in
the country (Texas A&M University)
• College Station has been rated:
– In the Top 60 of America's Smaller Cities
– 14th in the Nation for Relocation
– First MSA and First in the US for the
Better Living Index
– 12th in the Smaller City Category, Top 25
Cities for doing business in America
– 11th on Money’s 2006 Most Educated
Source: SNL Financial, City of College Station, Austin Chamber of Commerce
and The Texas Economic Development
The Austin / Round Rock Market
• A metropolitan region of 1.4 million that is
projected to grow 16.2% from 2005 to
2010
• Median household income of $59,000
that is projected to grow 17.8% from
2005 to 2010
• Austin ranked #2 on Money’s Best Places
to Live (Best Big Cities for 2006)
• Austin has been called “Best Place for
Business and Careers”, “Live Music
Capital of the World” and the “Best City
for Relocating Families”
• The region is among the top targets for
venture capital investment in the United
States

Other Significant Markets
Other Significant Markets
The Victoria Market
• Known as the South Texas Crossroads,
Victoria is located at the intersection of
three major US highways: 77, 87 and 59
(the future I-69)
• A cultural, historic and economic hub with
a population of approximately 90,000
• Located just 1.5-2 hours from four major
metropolitan communities: Austin,
Houston, San Antonio and Corpus Christi
Source: SNL Financial, Greater Victoria Chamber of Commerce, Victoria
Economic Development Corporation and Corpus Christi Regional Economic
Development Corporation
The Corpus Christi Market
• 8th Largest City in Texas
• 7th Largest Port in the US; Employs
40,000 Texans and provides $2.2 billion
in income
• Major industries include: Petrochemical,
Military, Tourism
• Corpus Christi has been rated:
– #31 for Best Performing Economy in the
United States
– Top 20 Best Places To Do Business
– 8th most favorable city to live in based on
wages, cost-of-living and employment
– 4th in nation for new investments
• Vast sea channels link the Port of Corpus
Christi to the globe

Texas Deposit Market Share Analysis
Texas Deposit Market Share Analysis
Excludes Countrywide Financial Corp. (CA) & United Svcs Automobile Assn. (TX)
Source: SNL Financial; Data as of June 30, 2005, pro forma for recently completed and pending acquisitions
Texas Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 JPMorgan Chase & Co. (NY) 418 66,978,768 21.41
2 Bank of America Corp. (NC) 489 40,556,362 12.96
3 Wells Fargo & Co. (CA) 555 24,772,067 7.92
4 Cullen/Frost Bankers Inc. (TX) 122 9,685,717 3.10
5 Banco Bilbao Vizcaya Argent SA 157 9,233,021 2.95
6 Compass Bancshares Inc. (AL) 168 8,377,416 2.68
7 Washington Mutual Inc. (WA) 217 8,024,125 2.57
8 Wachovia Corp. (NC) 159 7,030,653 2.25
9 Temple-Inland Inc. (TX) 97 6,506,155 2.08
10 Zions Bancorp. (UT) 85 5,091,320 1.63
Pro Forma PRSP 131 4,967,376 1.59
11 International Bancshares Corp. (TX) 152 4,856,202 1.55
12 Capital One Financial Corp. (VA) 118 4,260,500 1.36
13 Prosperity Bancshares Inc. (TX) 88 3,724,308 1.19
29 Texas United Bancshares Inc. (TX) 43 1,243,068 0.40
Top 10 2,285 174,658,129 55.83
Totals (1-614) 6,127 312,826,745 100.00

Top 20 independent Texas banks and thrifts ranked by number of Brick and Mortar branches
Source: SNL Financial
One of a Few with a Significant
Footprint
One of a Few with a Significant
Footprint
Rank Company Branches
1. International Bancshares Corporation 163
2. Guaranty Bank 139
Pro Forma PRSP 131
3. Cullen/Frost Bankers, Inc. 103
4. Prosperity Bancshares, Inc. 88
5. First National Bank Group, Inc. 49
6. Texas United Bancshares, Inc. 43
7. Sterling Bancshares, Inc. 39
8. First Financial Bankshares, Inc. 35
9. Franklin Bank, SSB 33
10. Woodforest Financial Group, Inc. 32
11. Broadway Bancshares, Inc. 32
12. American State Financial Corporation 29
13. North American Bancshares, Inc. 29
14. JSA Family Ltd. Ptnshp                                 27
15. First Community Bancshares, Inc. 26
16. Central Community Corporation 26
17. Century Bancshares, Inc. 24
18. South Plains Financial, Inc. 21
19. ANB Corporation 21
20. PlainsCapital Corporation 20

Pro Forma Deposit Composition
Pro Forma Deposit Composition
Prosperity Bancshares, Inc.
3/31/06
Texas United Bancshares, Inc.
3/31/06
CDs & IRAs
>$100,000
13.3%
CDs & IRAs
<$100,000
17.6%
Interest
Bearing DDA
18.8%
MMA &
Savings
21.7%
Non-interest
bearing DDA
28.6%
CDs & IRAs
>$100,000
18.2%
CDs & IRAs
<$100,000
16.4%
Interest
Bearing DDA
20.0%
MMA &
Savings
23.8%
Non-interest
bearing DDA
21.6%
In thousands
PRSP data pro forma for acquisition of SNB Bancshares, Inc.
TXUI data pro forma for acquisition of Northwest Bancshares, Inc.
CDs & IRAs
>$100,000
16.9%
CDs & IRAs
<$100,000
16.7%
Interest
Bearing DDA
19.7%
MMA &
Savings
23.2%
Non-interest
bearing DDA
23.5%
Amount
Non-interest bearing DDA $ 380,221 28.6%
Interst Bearing DDA 249,437 18.8
MMA & Savings 288,000 21.7
CD's & IRA's<100m 233,185 17.6
CD's & IRA's>100m 176,629 13.3
Total Deposits $ 1,327,472 100.0%
% of total Amount
Non-interest bearing DDA $ 1,198,057 23.5%
Interst Bearing DDA 1,007,213 19.7
MMA & Savings 1,187,340 23.2
CD's & IRA's<100m 851,271 16.7
CD's & IRA's>100m 863,281 16.9
Total Deposits $ 5,107,162 100.0%
% of total
Prosperity Bancshares, Inc.
Pro Forma
3/31/06
Amount
Non-interest bearing DDA $ 817,836 21.6%
Interst Bearing DDA 757,776 20.0
MMA & Savings 899,340 23.8
CD's & IRA's<100m 618,086 16.4
CD's & IRA's>100m 686,652 18.2
Total Deposits $ 3,779,690 100.0%
% of total

Pro Forma Loan Portfolio
Pro Forma Loan Portfolio
Prosperity Bancshares, Inc.
Pro Forma
3/31/06
Texas United Bancshares, Inc.
3/31/06
Home Equity
3.2%
Agriculture
5.2%
Consumer
6.3%
1-4 Family
Residential
14.3%
Commercial
21.0%
Construction
23.3%
Commercial
R.E.
26.6%
Home Equity
2.9%
Agriculture
3.7%
Consumer
4.4%
1-4 Family
Residential
16.1%
Commercial
16.6%
Construction
19.7%
Commercial
R.E.
36.6%
Loans/Deposits: 57.2% Loans/Deposits: 90.7% Loans/Deposits: 65.9%
Home Equity
2.7%
Agriculture
2.8%
Consumer
3.3%
1-4 Family
Residential
17.1%
Commercial
14.1%
Construction
17.8%
Commercial
R.E.
42.1%
Amount % of total
Commercial R.E. $ 320,514 26.6%
Commercial 252,183 21.0
Construction 280,548 23.3
1-4 Family Residential 172,415 14.3
Consumer 76,433 6.3
Agriculture 63,041 5.2
Home Equity 38,540 3.2
Gross Loans $ 1,203,674 100.0%
Amount
Commercial R.E. $ 909,792 42.1%
Commercial 304,620 14.1
Construction 383,664 17.8
1-4 Family Residential 370,004 17.1
Consumer 72,255 3.3
Agriculture 61,075 2.8
Home Equity 58,797 2.7
Gross Loans $ 2,160,207 100.0%
% of total
Prosperity Bancshares, Inc.
3/31/06
Amount
Commercial R.E. $ 1,230,306 36.6%
Commercial 556,803 16.6
Construction 664,212 19.7
1-4 Family Residential 542,419 16.1
Consumer 148,688 4.4
Agriculture 124,116 3.7
Home Equity 97,337 2.9
Gross Loans $ 3,363,881 100.0%
% of total
In thousands
PRSP data pro forma for acquisition of SNB Bancshares, Inc.
TXUI data pro forma for acquisition of Northwest Bancshares, Inc.

Contact Information
Contact Information
979.543.2200
david.hollaway@prosperitybanktx.com
Chief Financial Officer
David Hollaway
281.269.7199
dan.rollins@prosperitybanktx.com
www.prosperitybanktx.com
President & Chief Operating Officer 281.269-7222  Fax
Dan Rollins 281.269.7199  Telephone
979.543.2200
david.zalman@prosperitybanktx.com
Houston, Texas  77027
Chairman & Chief Executive Officer 4295 San Felipe
David Zalman Prosperity Bank Plaza
Investor Contacts Corporate Headquarters

TXUI Acquisition Presentation – 7/19/06